Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 – SUBSEQUENT EVENTS

On April 7, 2026, the Company entered into a securities purchase agreement (the “April 2026 Securities Purchase Agreement”) with certain investors, pursuant to which the Company agreed to sell and issue 2,000,000 Class A Ordinary Shares of the Company. Aggregate gross proceeds to the Company in respect of the offering were approximately $760,000, before deducting other offering expenses payable by the Company.

On May 1, 2026, the Company entered into a Securities Purchase Agreement (the “May 2026 Securities Purchase Agreement”) with several “non-U.S. Persons” (as defined in Regulation S of the Securities Act of 1933, as amended) for a private placement of (i) 3,500,000 A Ordinary Shares and (ii) 3,500,000 warrants (the “Warrants”, the Class A Ordinary Shares underlying such Warrants, the “Warrant Shares”), with each to purchase one (1) Class A Ordinary Share at an exercise price of $1.00 per share. The gross proceeds from this Offering were $3.5 million.

On June 1, 2026, China SXT Pharmaceuticals, Inc. (the “Company”) entered into a certain sales agreement (the “Sales Agreement”) with Univest Securities, LLC (the “Sales Agent”) to issue and sell the Company’s Class A ordinary shares, with no par value per share (the “Class A Ordinary Shares”), in an aggregate offering amount of up to $100,000,000 through an at-the-market offering, under which the Sales Agent will act as sales agent and/or principal.

The Company evaluated all events and transactions that occurred after March 31, 2026 up through the date the Company issued these financial statements on July 1, 2026 and concluded that no other material subsequent events except for the disclosed above.